Supplement to the
Fidelity Advisor® Series Short-Term Credit Fund
October 30, 2017
Prospectus

Reorganization. The Board of Trustees of Fidelity Salem Street Trust has unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) between Fidelity Advisor® Series Short-Term Credit Fund and Fidelity® Series Short-Term Credit Fund.

Each fund seeks to obtain a high level of current income consistent with the preservation of capital.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor® Series Short-Term Credit Fund in exchange for shares of Fidelity® Series Short-Term Credit Fund equal in total value to the total value of shares of Fidelity Advisor® Series Short-Term Credit Fund. After the exchange, Fidelity Advisor® Series Short-Term Credit Fund will distribute the Fidelity® Series Short-Term Credit Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Series Short-Term Credit Fund. (these transactions are referred to as the “Reorganization”).

The Reorganization, which does not require shareholder approval, is expected to take place on or about January 26, 2018. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Series Short-Term Credit Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at 1-877-208-0098.

ASS1-17-02 1.9883853.101	November 27, 2017